Exhibit 10 (q)
                     FIRST AMENDMENT TO CONSULTING AGREEMENT


               This first amendment to consulting agreement is entered into this 30th day of August, 2002 by and between David H. Taylor (the "Consultant") and Guilford Mills, Inc., a Delaware Corporation (the "Company").

                                   Witnesseth:
                                   -----------

               WHEREAS, the Company and the Consultant desire to amend the Consulting Agreement which they entered into as of March 12, 2002 (the "Consulting Agreement"), upon the terms and conditions below.

               NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties hereto agree as follows:

               1. The first sentence of Section 1(a) of the Consulting Agreement is hereby deleted in its entirety and the following sentence is substituted in its place:

                     The Company hereby retains the Consultant and the Consultant hereby accepts retention by the Company, as a consultant on the terms and subject to the conditions set forth herein, for the period which commenced as of February 14, 2002 and which will end on October 31, 2002, unless terminated earlier as provided herein (the "Consulting Period").

               2. Except as otherwise expressly set forth herein, the Consulting Agreement remains unmodified and in full force and effect.

               In witness whereof, the parties hereto have executed this First Amendment as of the date first above written.


                                          GUILFORD MILLS, INC.

                                          By:    /s/ Robert A. Emken, Jr.
                                                 -------------------------------
                                          Name:  Robert A. Emken, Jr.
                                                 -------------------------------
                                          Title: General Counsel
                                                 -------------------------------



                                          /s/ David H. Taylor
                                          --------------------------------------
                                          David H. Taylor